UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
August 29, 2008 (August 27, 2008)

Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Enterprise
Aliso Viejo, California 92656
(Address of principal executive offices, including zip code)

(949) 461-6000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01                      Entry into a Material Definitive Agreement.

On August 28, 2008, Valeant Pharmaceuticals International announced that its wholly-owned subsidiary, Valeant Pharmaceuticals North America ("Valeant"), had entered into a License and Collaboration Agreement (the "Agreement"), dated August 27, 2008, with Glaxo Group Limited, a company organized under the laws of England and Wales ("GSK"), pursuant to which Valeant has agreed to collaborate with GSK to develop and commercialize retigabine, a first in class investigational drug for treatment of adult epilepsy patients with refractory partial onset seizures, in the manner and subject to the terms and conditions set forth in the Agreement.

On August 28, 2008,  Valeant Pharmaceuticals International filed a current report on Form 8−K (the "Original 8−K") announcing the execution of the Agreement; however, the Original 8−K did not include the Agreement as an exhibit.  This Amendment No. 1 is filed for the sole purpose of attaching the Agreement as Exhibit 10.1 to the Original 8−K.  Except for the filing of the Agreement as an exhibit, this Amendment No. 1 does not amend any of the information set forth in the Original 8−K.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

10.1	License and Collaboration Agreement, dated August 27, 2008 between Valeant Pharmaceuticals North America and Glaxo Group Limited**

**
Certain confidential portions of this Exhibit were omitted by means of redacting a portion of the text where indicated. This Exhibit, including the omitted portions, has been filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application requesting confidential treatment under Rule 24b−2 of the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valeant Pharmaceuticals International

Date: August 29, 2008	By:	/s/ STEVE T. MIN Steve T. Min Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	License and Collaboration Agreement, dated August 27, 2008 between Valeant Pharmaceuticals North America and Glaxo Group Limited**

**
Certain confidential portions of this Exhibit were omitted by means of redacting a portion of the text where indicated. This Exhibit, including the omitted portions, has been filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application requesting confidential treatment under Rule 24b−2 of the Securities Exchange Act of 1934.